UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2022

eMagin Corporation

(Exact name of registrant as specified in charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Drive, Suite 201
Hopewell Junction, NY 12533

(Address of principal executive office)

Registrant’s telephone number, including area code (845) 838-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value Per Share	EMAN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the

Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 9, 2022, eMagin Corporation (the “Company”) held its virtual Annual Meeting of Stockholders. As of April 20, 2022, the record date for the meeting, the Company had outstanding and entitled to vote 73,421,142 shares of common stock and 5,659 shares of its outstanding Series B Convertible Preferred Stock, where each such share of Series B Convertible Preferred Stock was entitled to voting rights equal to the number of shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock, which was a total of 18,726,009 shares of common stock. All matters submitted to a vote of the Company’s stockholders at the annual meeting were approved and all director nominees were elected.

The certified results of each of the matters voted upon at the annual meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2022 (the “Proxy Statement”), are as follows:

(1)Election of six (6) directors for terms expiring at the 2023 annual meeting of stockholders and until their successors are duly elected and qualified.

Directors	For	Withhold	Broker Non - Vote
Eric Braddom	30,033,885	2,885,352	28,111,634
Paul Cronson	29,601,309	3,317,928	28,111,634
Ellen B. Richstone	29,578,624	3,340,613	28,111,634
Andrew G. Sculley	29,876,870	3,042,367	28,111,634
Stephen M. Seay	29,545,219	3,374,018	28,111,634
Jill J. Wittels	30,123,873	2,795,364	28,111,634

(2)Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain	Broker Non - Vote
53,308,711	306,980	7,415,180	-

(3) Approval, on an advisory basis of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non - Vote
28,409,090	3,716,611	793,536	28,111,634

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAGIN CORPORATION

Date: June 10, 2022	By:	/s/ Mark A. Koch
Name: Mark A. Koch
Title: Chief Financial Officer

3